                                                                   EXHIBIT 10.11

                                 AMENDMENT NO. 1

                                       TO

                                MERGER AGREEMENT

     AMENDMENT NO. 1, dated November 11, 2005, to the Agreement and Plan of
Merger ("Merger Agreement"), dated as of October 20, 2005, by and among Tremisis
Energy Acquisition Corporation, RAM Energy Acquisition, Inc., RAM Energy, Inc.
("RAM"), and each of the Stockholders of RAM.

     IT IS HEREBY AGREED, that the Merger Agreement is immediately amended as follows:

     1.   Subsection (a) of Section 1.6 is hereby restated in its entirety as follows:

     "(a) Conversion of Company Common Stock. Other than any shares to be canceled pursuant to Section 1.6(c), each share of common stock, par value
     $10.00, of the Company ("Company Common Stock") issued and outstanding immediately prior to the Effective Time will be automatically converted
     (subject to Section 1.6(f)) into the right to receive on the Closing Date
     (i) that number of shares of common stock, par value $0.0001, of Parent
     ("Parent Common Stock") determined by dividing the Aggregate Parent Common
     Stock Number by the Outstanding Company Stock Number, and (ii) that amount of cash determined by dividing the Aggregate Cash Number by the Outstanding
     Company Stock Number. The term "Aggregate Parent Common Stock Number" shall mean 25,600,000. The term "Outstanding Company Stock Number" shall mean the number of shares of Company Common Stock outstanding on the Closing Date, after giving effect to all stock option exercises contemplated hereby. The term "Aggregate Cash Number" shall mean the lesser of (I) $30,000,000, and
     (II) the amount of cash distributed to Parent from the Trust Fund at the
     Closing (after payment to those stockholders of Parent who elect to have their shares converted to cash in accordance with Parent's Charter
     Documents (as defined in Section 2.1(a)), less the sum of all expenses reasonably incurred by Parent in connection with the transaction contemplated hereby, and less the sum of $1,000,000 which shall be retained by Parent for working capital requirements."

     2.   Subsection (i) of Section 6.3 is hereby restated in its entirety as follows:

     "(i) Company Indebtedness. The Adjusted Indebtedness for Borrowed Money of
     the Company, including the Subsidiaries, shall not exceed $125,000,000. As used herein, the term "Adjusted Indebtedness for Borrowed Money" shall mean the sum of all indebtedness of the Company for borrowed money, less (1) the amount of any cash deposits posted by the Company as security in connection with outstanding Company hedging contracts, (2) the positive difference, if any, between $30,000,000 and the Aggregate Cash Number and (3) an amount up to $6.0 million for aggregate fees, costs

     and expenses paid by the Company in connection with replacing, enhancing or improving its existing credit facilities in a manner that, on the whole, is quantitatively more beneficial to the Company.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No.
     1 to the Merger Agreement to be executed as of the date first written above.

                                                 TREMISIS ENERGY ACQUISITION
                                                 CORPORATION

                                                 By: /s/ Lawrence S. Coben
                                                     ---------------------------
                                                     Lawrence S. Coben
                                                     Chairman & CEO

                                                 RAM ENERGY ACQUISITION, INC.

                                                 By: /s/ Lawrence S. Coben
                                                     ---------------------------
                                                     Lawrence S. Coben
                                                     Chairman & CEO

                                                 RAM ENERGY, INC.

                                                 By: /s/ Larry E. Lee
                                                     ---------------------------
                                                     Larry E. Lee
                                                     President & CEO

                                                 STOCKHOLDERS:

                                                 [SEE SEPARATE SIGNATURE PAGES.]

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                           STOCKHOLDER SIGNATURE PAGE
                                       TO
                       AMENDMENT NO. 1 TO MERGER AGREEMENT

/s/ Larry E. Lee
-------------------
Larry E. Lee

DANISH KNIGHTS, A LIMITED PARTNERSHIP,
A Texas Limited Partnership

By: Dannebrog Corp., General Partner

By: /s/ Britani Talley Bowman
    -------------------------
    Britani Talley Bowman
    President

The undersigned agrees that, upon exercise of the stock option referred to in
Section 1.13 of the Merger Agreement, he shall be considered to be, and shall be, a Stockholder (as defined therein) for all purposes of such Merger
Agreement, as amended hereby.

/s/ C. David Stinson
-----------------------
C. David Stinson

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